

2017

2nd Quarter Report

FIRST GUARANTY BANCSHARES, INC.

www.fgb.net

A Message to Our Shareholders

Dear Shareholders,

The second quarter of 2017 brought continued progress toward a fortress balance sheet and new excitement to First Guaranty Bancshares, Inc.

With our June 30, 2017 dividend, we marked 96 consecutive quarters of dividend payment, a total of 24 years of continuous dividends.

In May of 2017, we received approval of our acquisition and merger of Premier Bancshares, Inc. of McKinney, Texas and its wholly owned subsidiary Synergy Bank of McKinney, Texas. On June 16, 2017 that transaction was officially closed. The 5 branches of Synergy Bank located in McKinney, Texas, Garland, Texas, Denton, Texas, Fort Worth, Texas, and Waco, Texas, all opened on June 19, 2017 as First Guaranty Bank branches. This acquisition and merger pushed the total assets of First Guaranty Bancshares, Inc. to $1,724,923,000 and the total stockholders' equity to $140,272,000. Loans totaled $1,114,784,000.

Supported by our loan growth, earnings continued to be strong. As of June 30, loan interest income year to date totaled $25,026,000 compared to a year to date loan interest income as of June 30, 2016 of $22,107,000. Despite the pressures of rising deposit interest rates, net interest income after provisions for loan losses increased to $23,473,000 for year to date compared to $22,327,000 as of June 30, 2016. Prior to expenses related to the merger and acquisition, core income for the first six months of 2017 exceeded core income for the same period of 2016, $5,949,000 to $5,872,000. Income available to shareholders for the first six months was down to $6,183,000 from $7,552,000 due to the merger and acquisition expenses and additional income in 2016 of $1,651,000 in securities gains. The vital fact is that our core income has increased despite the interest rate compression.

As we assimilate the assets of Premier Bancshares, Inc. over the next few months, we expect our strong earnings performance to continue.

We appreciate the great effort and tremendous job that everyone in the First Guaranty Bancshares, Inc. organization has done to successfully complete the acquisition and merger and to make the first six months of 2017 a great success. We will all work together to continue to enhance shareholder value and to make First Guaranty a positive experience for our customers, shareholders, team members, and communities.

Thank you for your continued support.

Sincerely,

Alton B. Lewis
President/Chief Executive Officer
First Guaranty Bancshares, Inc.
NASDAQ Symbol: FGBI

NASDAQ Symbol: FGBI

We're Social

Consolidated Statements of Condition

(in thousands, except share data)

	June 30, 2017	June 30, 2016
	(unaudited)	
Assets		
Cash and cash equivalents:		
Cash and due from banks	$29,129	$18,236
Federal funds sold	1,669	274
Cash and cash equivalents	30,798	18,510
Investment securities:		
Available for sale, at fair value	424,735	407,824
Held to maturity, at cost (estimated fair value of $94,605 and $108,844, respectively)	95,903	107,443
Investment securities	520,638	515,267
Federal Home Loan Bank stock, at cost	2,336	1,305
Loans held for sale	1,655	123
Loans, net of unearned income	1,114,784	896,384
Less: allowance for loan losses	11,578	9,857
Net loans	1,103,206	886,527
Premises and equipment, net	35,912	21,743
Goodwill	4,056	1,999
Intangible assets, net	4,702	1,223
Other real estate, net	734	1,126
Accrued interest receivable	7,257	5,798
Other assets	13,629	7,115
Total Assets	$1,724,923	$1,460,736
Liabilities and Shareholders' Equity		
Deposits:		
Noninterest-bearing demand	$262,876	$212,909
Interest-bearing demand	577,797	423,772
Savings	104,603	88,491
Time	595,375	554,817
Total deposits	1,540,651	1,279,989
Short-term borrowings	-	9,000
Accrued interest payable	2,065	2,148
Senior long-term debt	24,242	24,277
Junior subordinated debentures	14,647	14,613
Other liabilities	3,046	3,295
Total Liabilities	1,584,651	1,333,322
Shareholders' Equity		
Common stock:		
$1 par value - authorized 100,600,000 shares; issued 8,007,182 and 7,609,194 shares	8,007	7,609
Surplus	71,836	61,584
Retained earnings	62,840	55,049
Accumulated other comprehensive income (loss)	(2,411)	3,172
Total Shareholders' Equity	140,272	127,414
Total Liabilities and Shareholders' Equity	$1,724,923	$1,460,736

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Three-Month Periods Ended June 30, 2017	2016
	(unaudited)	
Interest Income:		
Loans (including fees)	$12,826	$11,306
Deposits with other banks	41	14
Securities (including FHLB stock)	3,298	3,427
Federal funds sold	2	-
Total Interest Income	16,167	14,747
Interest Expense:		
Demand deposits	1,360	627
Savings deposits	50	17
Time deposits	1,591	1,507
Borrowings	374	365
Total Interest Expense	3,375	2,516
Net Interest Income	12,792	12,231
Less: Provision for loan losses	1,302	893
Net Interest Income after Provision for Loan Losses	11,490	11,338
Noninterest Income:		
Service charges, commissions and fees	571	609
ATM and debit card fees	493	471
Net gains on securities	404	2,231
Net gains on sale of loans	119	3
Other	410	327
Total Noninterest Income	1,997	3,641
Noninterest Expense:		
Salaries and employee benefits	4,593	4,144
Occupancy and equipment expense	1,077	999
Other	3,351	3,174
Total Noninterest Expense	9,021	8,317
Income Before Income Taxes	4,466	6,662
Less: Provision for income taxes	1,534	2,261
Net Income	2,932	4,401
Per Common Share:		
Earnings	$0.38	$0.58
Cash dividends paid	$0.16	$0.16
Weighted Average Common Shares Outstanding	7,674,796	7,609,194
Return on Average Assets	0.74%	1.21%
Return on Average Common Equity	8.98%	14.14%

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Six-Month Periods Ended June 30, 2017	2016
	(unaudited)	
Interest Income:		
Loans (including fees)	$25,026	$22,107
Deposits with other banks	60	44
Securities (including FHLB stock)	6,701	7,016
Federal funds sold	2	-
Total Interest Income	31,789	29,167
Interest Expense:		
Demand deposits	2,442	1,241
Savings deposits	86	35
Time deposits	3,035	3,071
Borrowings	740	757
Total Interest Expense	6,303	5,104
Net Interest Income	25,486	24,063
Provision for loan losses	2,013	1,736
Net Interest Income after Provision for Loan Losses	23,473	22,327
Noninterest Income:		
Service charges, commissions and fees	1,133	1,266
ATM and debit card fees	967	915
Net gains on securities	934	2,585
Net gains on sale of loans	124	3
Other	795	706
Total Noninterest Income	3,953	5,475
Noninterest Expense:		
Salaries and employee benefits	9,419	8,241
Occupancy and equipment expense	2,108	1,971
Other	6,488	6,203
Total Noninterest Expense	18,015	16,415
Income Before Income Taxes	9,411	11,387
Less: Provision for income taxes	3,228	3,835
Net Income	6,183	7,552
Per Common Share:		
Earnings	$0.81	$0.99
Cash dividends paid	$0.32	$0.32
Book Value Per Common Share	$17.52	$16.74
Weighted Average Common Shares Outstanding	7,642,176	7,609,194
Return on Average Assets	0.79 %	1.03 %
Return on Average Common Equity	9.70 %	12.33 %

Banking Center Locations

Full-Service Banking Centers

South Louisiana

Abbeville Banking Center
Amite Banking Center
Denham Springs
 Banking Center
Greensburg Banking Center
Hammond Banking Centers:
 First Guaranty Square
 Guaranty West
Independence Banking Center
Jennings Banking Center
Kentwood Banking Center:
 Kentwood
 Kentwood West
Montpelier Banking Center
Ponchatoula Banking Centers:
 Ponchatoula
 Berryland
Walker Banking Center
Watson Banking Center

North Louisiana

Benton Banking Center
Dubach Banking Center
Haynesville Banking Center
Homer Banking Center
Oil City Banking Center
Vivian Banking Center

Texas

Denton Banking Center
Fort Worth Banking Center
Garland Banking Center
McKinney Banking Center
Waco Banking Center

Service24 ATM Locations

North Louisiana

Benton
 189 Burt Boulevard
Dubach
 117 East Hico Street
Haynesville
 10065 Highway 79
Homer
 401 North 2nd Street
 (Homer Memorial Hospital)
Oil City
 126 South Highway 1
Vivian
 102 East Louisiana Ave.

Service24 ATM Locations

South Louisiana

Abbeville
 799 West Summers Drive
Amite
 100 East Oak Street
 1014 West Oak Street
Bossier City (Coming Soon)
 4221 Airline Drive
Denham Springs
 2231 South Range Avenue
Greensburg
 6151 Highway 10
Hammond
 1201 West University Avenue
 2111 West Thomas Street
 400 East Thomas Street
 4 Medical Center Drive
 (North Oaks Medical Center)
 1900 S. Morrison Boulevard
 (North Oaks Rehabilitation Center)
Independence
 455 West Railroad Ave.
Jennings
 500 North Cary
Kentwood
 723 Avenue G
Livingston
 17199 Spring Ranch Road
 (Livingston Parish Medical Ctr.)
Loranger
 19518 Hwy 40
Montpelier
 35651 Highway 16
Ponchatoula
 105 Berryland
 500 West Pine Street
Robert
 22628 Highway 190
Walker
 29815 Walker Rd. S
Watson
 33818 Highway 16

Service24 ATM Locations

Texas

McKinney
 8951 Synergy Drive #100
Waco
 7600 Woodway Drive

Bank Officers

Executive Officers

Alton B. Lewis, Jr.*
President and CEO
Guaranty Square

Eric J. Dosch*
Chief Financial Officer
Guaranty Square

Senior Vice Presidents

Glenn A. Duhon, Sr.
Regional Manager
Abbeville

Thomas F. Brothers
Director of Internal Audit

Ronald R. Foshee
Regional Manager
Denham Springs

Michael F. Lofaso
Regional Manager
Ponchatoula

J. Douglas Sanders
Area President
Dallas / Fort Worth / Waco

Desiree B. Simmons
Loan Administration, Marketing & Training

Evan M. Singer
Regional Manager / BSA Officer
Greensburg

J. Richard Stark
Operations

Christy L. Wells
Regional Manager
Hammond

Vice Presidents

Charles L. Baggs
Ashley N. Bell
Brenda A. Briscoe
Cheryl Q. Brumfield
Kimberly D. Camaille
Colleen B. Ebarb
Ronald W. Edmonds
Denise D. Fletcher
Hector I. Garcia, CIO
Santana S. Gilreath
Adam J. Johnston
Dianne E. Keen
Mikki M. Kelley
Bernadette Z. Kemp
Michael A. Mosbey
Ronald C. Pittman
Scott B. Schilling
Brittany D. Shaw
Lisa K. Stoker
Sherri E. Tomchesson
Randy S. Vicknair, CCO
Michael A. Wiggins

Controller

Eric M. Fuller

Assistant Vice Presidents

James M. Baxter
Darrell D. Bruchhaus
C. Graham Crump
Lance S. Davis
Teri L. Duncan
Harrison P. Gill
Ludrick P. Hidalgo
Leslie A. Hinzman
Shirley P. Jones
JoEllen K. Juhasz
Keith T. Klein
Michael D. Knighten
Tracy D. Perry
Craig E. Scelfo
Karen L. Songer
John A. Synco
D. Lynn Talley
Kristina E. Terry

Officers

Rebecca G. Brown
Kenneth M. Byrd
Lauryn H. Coburn
Vanessa R. Drew
Jeannette N. Ernst
Victor M. Garcia
Diane Patterson
Kristin M. Williams

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank.

FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009

PRESORTED
FIRST-CLASS MAIL
U.S. POSTAGE PAID
BATON ROUGE, LA
PERMIT NO. 984